Exhibit 99.2

Mothers Work, Inc.
Third Quarter (FY 2003)
Earnings Release Conference Call
July 22, 2003
9:00 a.m. Eastern Time

Excerpts of Certain Information Discussed During the Question and Answer Period of the
Conference Call Not Included in the Prepared Remarks

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Question:	In terms of cap ex in the quarter, do you have that number as well, Ed?

E. Krell:	To answer the first question, third quarter capital expenditures were $4.9 million, bringing the nine month number to $15.7 million. (1)

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Question:	What was the cash flow from operations number for the quarter?

E. Krell:	For the quarter, I have the nine month numbers cash flow from operating activities. It’s approximately $28 million.

(1)   Based upon a review after the call, the figures for capital expenditures for the third quarter and nine months were approximately $5.1 million and $16.0 million, respectively.